EXHIBIT 99.1
                                 ------------

                            Computational Materials


                                               msm-2004-2ar -- 4-A
Morgan Stanley

Balance    $213,043,000.00      Delay            24              WAC(4)    5.251962323     WAM(4)     355
Coupon     4.87523              Dated            02/01/2004      NET(4)    4.875234        WALA(4)    5
Settle     02/27/2004           First Payment    03/25/2004




--------------------------------------------------------------------------------------------------------------------------

      Price            10 CPR           15 CPR           20 CPR           25 CPR           35 CPR           50 CPR

--------------------------------------------------------------------------------------------------------------------------
                           Yield            Yield            Yield             Yield            Yield            Yield
--------------------------------------------------------------------------------------------------------------------------
     100.593750             4.73             4.68             4.64              4.58             4.45             4.21
     100.718750             4.70             4.65             4.60              4.54             4.39             4.12
     100.843750             4.67             4.62             4.56              4.49             4.33             4.02
     100.968750             4.65             4.59             4.52              4.44             4.27             3.93
     101.093750             4.62             4.55             4.48              4.40             4.20             3.83
     101.218750             4.59             4.52             4.44              4.35             4.14             3.74
     101.343750             4.57             4.49             4.40              4.31             4.08             3.64
     101.468750             4.54             4.46             4.37              4.26             4.01             3.55
     101.593750             4.51             4.43             4.33              4.22             3.95             3.45
     101.718750             4.49             4.39             4.29              4.17             3.89             3.36
     101.843750             4.46             4.36             4.25              4.12             3.83             3.27


            WAL             5.61             4.53             3.71              3.07             2.17             1.39
       Mod Durn             4.62             3.82             3.19              2.69             1.97             1.30
 Payment Window    Mar04 - Oct13    Mar04 - Oct13    Mar04 - Oct13     Mar04 - Oct13    Mar04 - Oct13    Mar04 - Oct13

--------------------------------------------------------------------------------------------------------------------------
      LIBOR_6MO            1.172            1.172            1.172             1.172            1.172            1.172
      LIBOR_1YR            1.371            1.371            1.371             1.371            1.371            1.371
        CMT_1YR            1.250            1.250            1.250             1.250            1.250            1.250
--------------------------------------------------------------------------------------------------------------------------
         Prepay           10 CPR           15 CPR           20 CPR            25 CPR           35 CPR           50 CPR
--------------------------------------------------------------------------------------------------------------------------




-------------------------------------------------

      Price           60 CPR           70 CPR

-------------------------------------------------
                           Yield            Yield
-------------------------------------------------
     100.593750             4.00             3.74
     100.718750             3.88             3.58
     100.843750             3.76             3.43
     100.968750             3.63             3.27
     101.093750             3.51             3.11
     101.218750             3.39             2.95
     101.343750             3.27             2.80
     101.468750             3.15             2.64
     101.593750             3.02             2.49
     101.718750             2.90             2.33
     101.843750             2.78             2.18


            WAL             1.06             0.82
       Mod Durn             1.01             0.79
 Payment Window    Mar04 - Oct13    Mar04 - Oct13

-------------------------------------------------
      LIBOR_6MO            1.172            1.172
      LIBOR_1YR            1.371            1.371
        CMT_1YR            1.250            1.250
-------------------------------------------------
         Prepay           60 CPR           70 CPR
-------------------------------------------------



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide:
In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.


                                               msm-2004-2ar -- 1-A
Morgan Stanley

Balance    $44,021,000.00       Delay            24              WAC(1)    5.497567117     WAM(1)     356
Coupon     5.24757              Dated            02/01/2004      NET(1)    5.247567        WALA(1)    4
Settle     02/27/2004           First Payment    03/25/2004





--------------------------------------------------------------------------------------------------------------------------

      Price            10 CPR           15 CPR           20 CPR           25 CPR           35 CPR           50 CPR

--------------------------------------------------------------------------------------------------------------------------
                           Yield            Yield            Yield             Yield            Yield            Yield
--------------------------------------------------------------------------------------------------------------------------
     103.062500             3.73             3.62             3.49              3.35             3.02             2.37
     103.187500             3.67             3.56             3.43              3.28             2.94             2.26
     103.312500             3.62             3.50             3.36              3.21             2.86             2.16
     103.437500             3.56             3.43             3.30              3.14             2.78             2.06
     103.562500             3.50             3.37             3.23              3.07             2.70             1.95
     103.687500             3.45             3.31             3.17              3.00             2.62             1.85
     103.812500             3.39             3.25             3.10              2.93             2.54             1.75
     103.937500             3.34             3.20             3.04              2.87             2.46             1.65
     104.062500             3.28             3.14             2.98              2.80             2.38             1.54
     104.187500             3.22             3.08             2.91              2.73             2.30             1.44
     104.312500             3.17             3.02             2.85              2.66             2.22             1.34

            WAL             2.31             2.15             2.00              1.85             1.57             1.21
       Mod Durn             2.15             2.00             1.87              1.74             1.49             1.17
 Payment Window    Mar04 - Oct06    Mar04 - Oct06    Mar04 - Oct06     Mar04 - Oct06    Mar04 - Oct06    Mar04 - Oct06

--------------------------------------------------------------------------------------------------------------------------
      LIBOR_6MO            1.172            1.172            1.172             1.172            1.172            1.172
      LIBOR_1YR            1.371            1.371            1.371             1.371            1.371            1.371
        CMT_1YR            1.250            1.250            1.250             1.250            1.250            1.250
--------------------------------------------------------------------------------------------------------------------------
         Prepay           10 CPR           15 CPR           20 CPR            25 CPR           35 CPR           50 CPR
--------------------------------------------------------------------------------------------------------------------------




-------------------------------------------------

      Price           60 CPR           70 CPR

-------------------------------------------------
                           Yield            Yield
-------------------------------------------------
     103.062500             1.76             0.94
     103.187500             1.63             0.79
     103.312500             1.51             0.63
     103.437500             1.38             0.48
     103.562500             1.26             0.33
     103.687500             1.14             0.18
     103.812500             1.01             0.02
     103.937500             0.89            -0.13
     104.062500             0.77            -0.28
     104.187500             0.64            -0.43
     104.312500             0.52            -0.58

            WAL             0.99             0.80
       Mod Durn             0.97             0.79
 Payment Window    Mar04 - Oct06    Mar04 - Oct06

-------------------------------------------------
      LIBOR_6MO            1.172            1.172
      LIBOR_1YR            1.371            1.371
        CMT_1YR            1.250            1.250
-------------------------------------------------
         Prepay           60 CPR           70 CPR
-------------------------------------------------




This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide:
In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.


                                               msm-2004-2ar -- 1-A
Morgan Stanley

Balance    $44,021,000.00       Delay            24              WAC(1)    5.497567117     WAM(1)     356
Coupon     5.24757              Dated            02/01/2004      NET(1)    5.247567        WALA(1)    4
Settle     02/27/2004           First Payment    03/25/2004





--------------------------------------------------------------------------------------------------------------------------

      Price            10 CPR           15 CPR           20 CPR           25 CPR           35 CPR           50 CPR

--------------------------------------------------------------------------------------------------------------------------
                           Yield            Yield            Yield             Yield            Yield            Yield
--------------------------------------------------------------------------------------------------------------------------
     102.984375             3.76             3.65             3.53              3.39             3.07             2.43
     103.109375             3.71             3.59             3.47              3.32             2.99             2.33
     103.234375             3.65             3.53             3.40              3.25             2.91             2.23
     103.359375             3.60             3.47             3.34              3.19             2.83             2.12
     103.484375             3.54             3.41             3.27              3.12             2.75             2.02
     103.609375             3.48             3.35             3.21              3.05             2.67             1.92
     103.734375             3.43             3.29             3.14              2.98             2.59             1.81
     103.859375             3.37             3.23             3.08              2.91             2.51             1.71
     103.984375             3.32             3.17             3.02              2.84             2.43             1.61
     104.109375             3.26             3.11             2.95              2.77             2.35             1.50
     104.234375             3.20             3.05             2.89              2.70             2.27             1.40

            WAL             2.31             2.15             2.00              1.85             1.57             1.21
       Mod Durn             2.15             2.00             1.87              1.74             1.49             1.17
 Payment Window    Mar04 - Oct06    Mar04 - Oct06    Mar04 - Oct06     Mar04 - Oct06    Mar04 - Oct06    Mar04 - Oct06

--------------------------------------------------------------------------------------------------------------------------
      LIBOR_6MO            1.172            1.172            1.172             1.172            1.172            1.172
      LIBOR_1YR            1.371            1.371            1.371             1.371            1.371            1.371
        CMT_1YR            1.250            1.250            1.250             1.250            1.250            1.250
--------------------------------------------------------------------------------------------------------------------------
         Prepay           10 CPR           15 CPR           20 CPR            25 CPR           35 CPR           50 CPR
--------------------------------------------------------------------------------------------------------------------------




-------------------------------------------------

      Price           60 CPR           70 CPR

-------------------------------------------------
                           Yield            Yield
-------------------------------------------------
     102.984375             1.84             1.03
     103.109375             1.71             0.88
     103.234375             1.59             0.73
     103.359375             1.46             0.57
     103.484375             1.34             0.42
     103.609375             1.21             0.27
     103.734375             1.09             0.12
     103.859375             0.97            -0.03
     103.984375             0.84            -0.18
     104.109375             0.72            -0.33
     104.234375             0.60            -0.48

            WAL             0.99             0.80
       Mod Durn             0.97             0.79
 Payment Window    Mar04 - Oct06    Mar04 - Oct06

-------------------------------------------------
      LIBOR_6MO            1.172            1.172
      LIBOR_1YR            1.371            1.371
        CMT_1YR            1.250            1.250
-------------------------------------------------
         Prepay           60 CPR           70 CPR
-------------------------------------------------




This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide:
In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.


                                               msm-2004-2ar -- 2-A
Morgan Stanley

Balance    $152,184,000.00      Delay            24              WAC(2)    4.624195010     WAM(2)     356
Coupon     4.13271              Dated            02/01/2004      NET(2)    4.132709        WALA(2)    4
Settle     02/27/2004           First Payment    03/25/2004





--------------------------------------------------------------------------------------------------------------------------

      Price            10 CPR           15 CPR           20 CPR           25 CPR           35 CPR           50 CPR

--------------------------------------------------------------------------------------------------------------------------
                           Yield            Yield            Yield             Yield            Yield            Yield
--------------------------------------------------------------------------------------------------------------------------
     100.796875             3.84             3.80             3.76              3.71             3.59             3.34
     100.921875             3.81             3.76             3.71              3.66             3.52             3.24
     101.046875             3.77             3.72             3.66              3.60             3.45             3.15
     101.171875             3.73             3.68             3.62              3.55             3.38             3.05
     101.296875             3.70             3.64             3.57              3.50             3.32             2.96
     101.421875             3.66             3.59             3.52              3.44             3.25             2.86
     101.546875             3.62             3.55             3.48              3.39             3.19             2.77
     101.671875             3.58             3.51             3.43              3.34             3.12             2.67
     101.796875             3.55             3.47             3.38              3.29             3.05             2.58
     101.921875             3.51             3.43             3.34              3.23             2.99             2.49
     102.046875             3.47             3.39             3.29              3.18             2.92             2.39

            WAL             3.66             3.24             2.87              2.54             1.98             1.37
       Mod Durn             3.32             2.95             2.63              2.34             1.85             1.30
 Payment Window    Mar04 - Oct08    Mar04 - Oct08    Mar04 - Oct08     Mar04 - Oct08    Mar04 - Oct08    Mar04 - Oct08

--------------------------------------------------------------------------------------------------------------------------
      LIBOR_6MO            1.172            1.172            1.172             1.172            1.172            1.172
      LIBOR_1YR            1.371            1.371            1.371             1.371            1.371            1.371
        CMT_1YR            1.250            1.250            1.250             1.250            1.250            1.250
--------------------------------------------------------------------------------------------------------------------------
         Prepay           10 CPR           15 CPR           20 CPR            25 CPR           35 CPR           50 CPR
--------------------------------------------------------------------------------------------------------------------------




-------------------------------------------------

      Price           60 CPR           70 CPR

-------------------------------------------------
                           Yield            Yield
-------------------------------------------------
     100.796875             3.11             2.81
     100.921875             2.99             2.66
     101.046875             2.87             2.50
     101.171875             2.75             2.35
     101.296875             2.62             2.19
     101.421875             2.50             2.04
     101.546875             2.38             1.89
     101.671875             2.26             1.73
     101.796875             2.15             1.58
     101.921875             2.03             1.43
     102.046875             1.91             1.28

            WAL             1.06             0.82
       Mod Durn             1.02             0.80
 Payment Window    Mar04 - Oct08    Mar04 - Oct08

-------------------------------------------------
      LIBOR_6MO            1.172            1.172
      LIBOR_1YR            1.371            1.371
        CMT_1YR            1.250            1.250
-------------------------------------------------
         Prepay           60 CPR           70 CPR
-------------------------------------------------




This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide:
In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.


                                               msm-2004-2ar -- 2-A
Morgan Stanley

Balance    $152,184,000.00      Delay            24              WAC(2)    4.624195010     WAM(2)     356
Coupon     4.13271              Dated            02/01/2004      NET(2)    4.132709        WALA(2)    4
Settle     02/27/2004           First Payment    03/25/2004





--------------------------------------------------------------------------------------------------------------------------

      Price            10 CPR           15 CPR           20 CPR           25 CPR           35 CPR           50 CPR

--------------------------------------------------------------------------------------------------------------------------
                           Yield            Yield            Yield             Yield            Yield            Yield
--------------------------------------------------------------------------------------------------------------------------
     100.750000             3.86             3.82             3.78              3.73             3.61             3.37
     100.875000             3.82             3.78             3.73              3.67             3.54             3.28
     101.000000             3.78             3.74             3.68              3.62             3.48             3.18
     101.125000             3.75             3.69             3.64              3.57             3.41             3.09
     101.250000             3.71             3.65             3.59              3.52             3.34             2.99
     101.375000             3.67             3.61             3.54              3.46             3.28             2.90
     101.500000             3.64             3.57             3.49              3.41             3.21             2.80
     101.625000             3.60             3.53             3.45              3.36             3.14             2.71
     101.750000             3.56             3.49             3.40              3.31             3.08             2.61
     101.875000             3.52             3.44             3.35              3.25             3.01             2.52
     102.000000             3.49             3.40             3.31              3.20             2.95             2.43

            WAL             3.66             3.24             2.87              2.54             1.98             1.37
       Mod Durn             3.32             2.95             2.63              2.34             1.85             1.30
 Payment Window    Mar04 - Oct08    Mar04 - Oct08    Mar04 - Oct08     Mar04 - Oct08    Mar04 - Oct08    Mar04 - Oct08

--------------------------------------------------------------------------------------------------------------------------
      LIBOR_6MO            1.172            1.172            1.172             1.172            1.172            1.172
      LIBOR_1YR            1.371            1.371            1.371             1.371            1.371            1.371
        CMT_1YR            1.250            1.250            1.250             1.250            1.250            1.250
--------------------------------------------------------------------------------------------------------------------------
         Prepay           10 CPR           15 CPR           20 CPR            25 CPR           35 CPR           50 CPR
--------------------------------------------------------------------------------------------------------------------------




-------------------------------------------------

      Price           60 CPR           70 CPR

-------------------------------------------------
                           Yield            Yield
-------------------------------------------------
     100.750000             3.16             2.87
     100.875000             3.03             2.72
     101.000000             2.91             2.56
     101.125000             2.79             2.41
     101.250000             2.67             2.25
     101.375000             2.55             2.10
     101.500000             2.43             1.94
     101.625000             2.31             1.79
     101.750000             2.19             1.64
     101.875000             2.07             1.49
     102.000000             1.95             1.34

            WAL             1.06             0.82
       Mod Durn             1.02             0.80
 Payment Window    Mar04 - Oct08    Mar04 - Oct08

-------------------------------------------------
      LIBOR_6MO            1.172            1.172
      LIBOR_1YR            1.371            1.371
        CMT_1YR            1.250            1.250
-------------------------------------------------
         Prepay           60 CPR           70 CPR
-------------------------------------------------




This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide:
In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.


                                               msm-2004-2ar -- 3-A
Morgan Stanley

Balance    $29,674,000.00       Delay            24              WAC(3)    5.396277837     WAM(3)     353
Coupon     5.13376              Dated            02/01/2004      NET(3)    5.133759        WALA(3)    7
Settle     02/27/2004           First Payment    03/25/2004





--------------------------------------------------------------------------------------------------------------------------

      Price            10 CPR           15 CPR           20 CPR           25 CPR           35 CPR           50 CPR

--------------------------------------------------------------------------------------------------------------------------
                           Yield            Yield            Yield             Yield            Yield            Yield
--------------------------------------------------------------------------------------------------------------------------
     101.781250             4.65             4.57             4.47              4.36             4.10             3.57
     101.906250             4.62             4.53             4.43              4.31             4.03             3.48
     102.031250             4.59             4.50             4.39              4.26             3.97             3.38
     102.156250             4.56             4.46             4.35              4.22             3.91             3.29
     102.281250             4.53             4.42             4.30              4.17             3.84             3.20
     102.406250             4.50             4.39             4.26              4.12             3.78             3.11
     102.531250             4.47             4.35             4.22              4.07             3.72             3.02
     102.656250             4.44             4.32             4.18              4.03             3.66             2.92
     102.781250             4.41             4.28             4.14              3.98             3.60             2.83
     102.906250             4.38             4.25             4.10              3.93             3.53             2.74
     103.031250             4.35             4.21             4.06              3.89             3.47             2.65

            WAL             4.60             3.92             3.35              2.88             2.13             1.40
       Mod Durn             3.95             3.41             2.96              2.57             1.95             1.33
 Payment Window    Mar04 - Jul10    Mar04 - Jul10    Mar04 - Jul10     Mar04 - Jul10    Mar04 - Jul10    Mar04 - Jul10

--------------------------------------------------------------------------------------------------------------------------
      LIBOR_6MO            1.172            1.172            1.172             1.172            1.172            1.172
      LIBOR_1YR            1.371            1.371            1.371             1.371            1.371            1.371
        CMT_1YR            1.250            1.250            1.250             1.250            1.250            1.250
--------------------------------------------------------------------------------------------------------------------------
         Prepay           10 CPR           15 CPR           20 CPR            25 CPR           35 CPR           50 CPR
--------------------------------------------------------------------------------------------------------------------------




-------------------------------------------------

      Price           60 CPR           70 CPR

-------------------------------------------------
                           Yield            Yield
-------------------------------------------------
     101.781250             3.10             2.51
     101.906250             2.98             2.36
     102.031250             2.86             2.21
     102.156250             2.75             2.05
     102.281250             2.63             1.90
     102.406250             2.51             1.75
     102.531250             2.39             1.60
     102.656250             2.27             1.45
     102.781250             2.16             1.30
     102.906250             2.04             1.15
     103.031250             1.92             1.00

            WAL             1.07             0.82
       Mod Durn             1.03             0.80
 Payment Window    Mar04 - Jul10    Mar04 - Jul10

-------------------------------------------------
      LIBOR_6MO            1.172            1.172
      LIBOR_1YR            1.371            1.371
        CMT_1YR            1.250            1.250
-------------------------------------------------
         Prepay           60 CPR           70 CPR
-------------------------------------------------




This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide:
In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.


                                               msm-2004-2ar -- 3-A
Morgan Stanley

Balance    $29,674,000.00       Delay            24              WAC(3)    5.396277837     WAM(3)     353
Coupon     5.13376              Dated            02/01/2004      NET(3)    5.133759        WALA(3)    7
Settle     02/27/2004           First Payment    03/25/2004





--------------------------------------------------------------------------------------------------------------------------

      Price            10 CPR           15 CPR           20 CPR           25 CPR           35 CPR           50 CPR

--------------------------------------------------------------------------------------------------------------------------
                           Yield            Yield            Yield             Yield            Yield            Yield
--------------------------------------------------------------------------------------------------------------------------
     101.750000             4.66             4.58             4.48              4.37             4.11             3.59
     101.875000             4.63             4.54             4.44              4.32             4.05             3.50
     102.000000             4.60             4.50             4.40              4.28             3.99             3.41
     102.125000             4.57             4.47             4.36              4.23             3.92             3.31
     102.250000             4.54             4.43             4.32              4.18             3.86             3.22
     102.375000             4.51             4.40             4.27              4.13             3.80             3.13
     102.500000             4.48             4.36             4.23              4.09             3.74             3.04
     102.625000             4.44             4.33             4.19              4.04             3.67             2.95
     102.750000             4.41             4.29             4.15              3.99             3.61             2.86
     102.875000             4.38             4.25             4.11              3.95             3.55             2.77
     103.000000             4.35             4.22             4.07              3.90             3.49             2.67

            WAL             4.60             3.92             3.35              2.88             2.13             1.40
       Mod Durn             3.95             3.41             2.96              2.57             1.95             1.32
 Payment Window    Mar04 - Jul10    Mar04 - Jul10    Mar04 - Jul10     Mar04 - Jul10    Mar04 - Jul10    Mar04 - Jul10

--------------------------------------------------------------------------------------------------------------------------
      LIBOR_6MO            1.172            1.172            1.172             1.172            1.172            1.172
      LIBOR_1YR            1.371            1.371            1.371             1.371            1.371            1.371
        CMT_1YR            1.250            1.250            1.250             1.250            1.250            1.250
--------------------------------------------------------------------------------------------------------------------------
         Prepay           10 CPR           15 CPR           20 CPR            25 CPR           35 CPR           50 CPR
--------------------------------------------------------------------------------------------------------------------------




-------------------------------------------------

      Price           60 CPR           70 CPR

-------------------------------------------------
                           Yield            Yield
-------------------------------------------------
     101.750000             3.13             2.55
     101.875000             3.01             2.40
     102.000000             2.89             2.24
     102.125000             2.78             2.09
     102.250000             2.66             1.94
     102.375000             2.54             1.79
     102.500000             2.42             1.64
     102.625000             2.30             1.49
     102.750000             2.19             1.34
     102.875000             2.07             1.19
     103.000000             1.95             1.04

            WAL             1.07             0.82
       Mod Durn             1.03             0.80
 Payment Window    Mar04 - Jul10    Mar04 - Jul10

-------------------------------------------------
      LIBOR_6MO            1.172            1.172
      LIBOR_1YR            1.371            1.371
        CMT_1YR            1.250            1.250
-------------------------------------------------
         Prepay           60 CPR           70 CPR
-------------------------------------------------




This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide:
In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.


                                               msm-2004-2ar -- 4-A
Morgan Stanley

Balance    $213,043,000.00      Delay            24              WAC(4)    5.251962323     WAM(4)     355
Coupon     4.87523              Dated            02/01/2004      NET(4)    4.875234        WALA(4)    5
Settle     02/27/2004           First Payment    03/25/2004





--------------------------------------------------------------------------------------------------------------------------

      Price            10 CPR           15 CPR           20 CPR           25 CPR           35 CPR           50 CPR

--------------------------------------------------------------------------------------------------------------------------
                           Yield            Yield            Yield             Yield            Yield            Yield
--------------------------------------------------------------------------------------------------------------------------
     100.562500             4.73             4.69             4.65              4.59             4.47             4.24
     100.687500             4.71             4.66             4.61              4.55             4.41             4.14
     100.812500             4.68             4.63             4.57              4.50             4.34             4.04
     100.937500             4.65             4.59             4.53              4.46             4.28             3.95
     101.062500             4.63             4.56             4.49              4.41             4.22             3.85
     101.187500             4.60             4.53             4.45              4.36             4.16             3.76
     101.312500             4.57             4.50             4.41              4.32             4.09             3.67
     101.437500             4.55             4.47             4.38              4.27             4.03             3.57
     101.562500             4.52             4.43             4.34              4.23             3.97             3.48
     101.687500             4.49             4.40             4.30              4.18             3.91             3.38
     101.812500             4.47             4.37             4.26              4.14             3.84             3.29

            WAL             5.61             4.53             3.71              3.07             2.17             1.39
       Mod Durn             4.62             3.82             3.19              2.69             1.96             1.30
 Payment Window    Mar04 - Oct13    Mar04 - Oct13    Mar04 - Oct13     Mar04 - Oct13    Mar04 - Oct13    Mar04 - Oct13

--------------------------------------------------------------------------------------------------------------------------
      LIBOR_6MO            1.172            1.172            1.172             1.172            1.172            1.172
      LIBOR_1YR            1.371            1.371            1.371             1.371            1.371            1.371
        CMT_1YR            1.250            1.250            1.250             1.250            1.250            1.250
--------------------------------------------------------------------------------------------------------------------------
         Prepay           10 CPR           15 CPR           20 CPR            25 CPR           35 CPR           50 CPR
--------------------------------------------------------------------------------------------------------------------------




-------------------------------------------------

      Price           60 CPR           70 CPR

-------------------------------------------------
                           Yield            Yield
-------------------------------------------------
     100.562500             4.04             3.78
     100.687500             3.91             3.62
     100.812500             3.79             3.47
     100.937500             3.66             3.31
     101.062500             3.54             3.15
     101.187500             3.42             2.99
     101.312500             3.30             2.84
     101.437500             3.18             2.68
     101.562500             3.05             2.53
     101.687500             2.93             2.37
     101.812500             2.81             2.22

            WAL             1.06             0.82
       Mod Durn             1.01             0.79
 Payment Window    Mar04 - Oct13    Mar04 - Oct13

-------------------------------------------------
      LIBOR_6MO            1.172            1.172
      LIBOR_1YR            1.371            1.371
        CMT_1YR            1.250            1.250
-------------------------------------------------
         Prepay           60 CPR           70 CPR
-------------------------------------------------




This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide:
In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.